As filed with the Securities and Exchange Commission on November 5, 2002
                                                   Registration No. ____________

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 ---------------

                              TELEFLEX INCORPORATED
             (Exact name of registrant as specified in its charter)

DELAWARE                                         23-1147939
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                   Identification
No.)

                                    SUITE 450
                            630 WEST GERMANTOWN PIKE
                      PLYMOUTH MEETING, PENNSYLVANIA 19462
                                 (610) 834-6301
          (Address, including zip code and telephone number, including area code of registrant's principal executive offices)

                 TELEFLEX INCORPORATED VOLUNTARY INVESTMENT PLAN
                            (Full title of the plan)

                                 ---------------

                                JEFFREY P. BLACK
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              TELEFLEX INCORPORATED
                                    SUITE 450
                            630 WEST GERMANTOWN PIKE
                      PLYMOUTH MEETING, PENNSYLVANIA 19462
                                 (610) 834-6301
            (Name, address, including zip code and telephone number,
                   including area code, of agent for service)

           Copies of all communications, including all communications sent to the agent for service should be sent to:

                             JOAN W. SCHWARTZ, ESQ.
                              TELEFLEX INCORPORATED
                             155 SOUTH LIMERICK ROAD
                          LIMERICK, PENNSYLVANIA 19468
                                 (610) 948-2812

                                 ---------------

                        CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------
                                                   Proposed maximum       Proposed maximum
Title of Securities to       Amount to be          offering price         aggregate offering       Amount of
be registered                registered            per unit               price (2)                registration fee
-------------------------------------------------------------------------------------------------------------------
Common Stock, $1.00
par value per share          300,000 shares (1)         (2)                   $12,630,000              $1,162

-------------------------------------------------------------------------------------------------------------------


(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) The price is estimated in accordance with Rule 457(h)(1) under the Securities Act of 1933, as amended, solely for the purpose of calculating the registration fee and is the product resulting from multiplying 300,000, the maximum number of additional shares registered by this Registration Statement for issuance in connection with the Teleflex Incorporated Voluntary Investment Plan, by $42.10, the average of the high and low prices of the Common Stock as reported on the New York Stock Exchange on October 31, 2002, within five business days prior to November 5, 2002.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents filed by Teleflex Incorporated (the "Company") are incorporated herein by reference:

         (i) The contents of the Company's Registration Statement on Form S-8 Registration No. 033-53385 filed on April 29, 1994.

Item 4.  DESCRIPTION OF SECURITIES

         Not applicable.

Item 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

         Not applicable.

Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Not applicable.

Item 7.  EXEMPTION FROM REGISTRATION CLAIMED

         Not applicable.

Item 8.  EXHIBITS

         5(a)     Opinion of Beckman and Associates

         5(b)     Company undertaking in lieu of Opinion of Counsel

         23(a)    Consent of PricewaterhouseCoopers LLP

         23(b) Consent of Beckman and Associates (contained in Exhibit 5(a) to this Registration Statement).

Item 9.  UNDERTAKINGS

         Not Applicable

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, TELEFLEX INCORPORATED, the registrant, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Plymouth Meeting, Pennsylvania on the 4th of November 2002.


                                TELEFLEX INCORPORATED


                                By:  /S/ Jeffrey P. Black
                                     ------------------------------------
                                     Jeffrey P. Black, President and
                                     Chief Executive Officer


        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on November 4, 2002.

               Signature                           Title
               ---------                           -----
/S/ Lennox K. Black                               Director and Chairman of the Board
------------------------------------
Lennox K. Black

/S/ Jeffrey P. Black                              President and Chief Executive Officer
------------------------------------              (Principal Executive Officer)
Jeffrey P. Black

/S/ Harold L. Zuber, Jr.                          Executive Vice President and Chief Financial Officer
------------------------------------              (Principal Financial and Accounting Officer)
Harold L. Zuber, Jr.

/S/ Stephen Gambone                               Controller and Chief Accounting Officer
------------------------------------              (Principal Accounting Officer)
Stephen Gambone

/S/ Patricia C. Barron                            Director
------------------------------------
Patricia C. Barron

/S/ Donald Beckman                                Director
------------------------------------
Donald Beckman

/S/ William R. Cook                               Director
------------------------------------
William R. Cook

/S/ Joseph S. Gonnella                            Director
------------------------------------
Joseph S. Gonnella

/S/ Sigismundus W.W. Lubsen                       Director
------------------------------------
Sigismundus W. W. Lubsen

/S/ Palmer E. Retzlaff                            Director
------------------------------------
Palmer E. Retzlaff

/S/ James W. Stratton                             Director
------------------------------------
James W. Stratton

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the administrator of the TELEFLEX INCORPORATED VOLUNTARY INVESTMENT PLAN has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Limerick, Pennsylvania on the 4th day of November 2002.



                                                  TELEFLEX INCORPORATED
                                                  VOLUNTARY INVESTMENT PLAN



                                                  /S/ Terry R. Moulder
                                                  -----------------------------
                                                  Terry R. Moulder, Member
                                                  Plan Administrative Committee

                                  EXHIBIT INDEX


         5(a)     Opinion of Beckman and Associates

         5(b)     Company undertaking in lieu of Opinion of Counsel

         23(a)    Consent of PricewaterhouseCoopers LLP

         23(b) Consent of Beckman and Associates (contained in Exhibit 5(a) to this Registration Statement)